                                                                   EXHIBIT 10.20

                         AMENDMENT NO. 1 TO INDENTURE
                         ----------------------------


     This Amendment No. 1 to Indenture (this "First Amendment"), dated as of
                                              ---------------
December 18, 1998, between MERKERT ENTERPRISES, INC. (together with its permitted successors and assigns, referred to herein as "Owner") and CORPORATE REAL ESTATE CAPITAL, LLC, a Delaware limited liability company (together with its successors and assigns, "Lender").
                             ------

                             PRELIMINARY STATEMENT

     Pursuant to that certain Loan Agreement dated as of February 13, 1998, between Owner and Lender, Lender made a Loan to Owner in the amount of $9,500,000, which Loan is evidenced by the Note and is secured by, among other things, that certain Indenture of Mortgage, Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Rents and Leases, dated as of February 13, 1998 between Owner and Lender as mortgagee, as provided therein (the "Original Indenture"). Capitalized terms used but not defined herein shall
      ------------------
have the meaning ascribed to them in the Original Indenture.

     The parties hereto desire to amend the Original Indenture, in accordance with the terms of this First Amendment. The Original Indenture, as amended by this First Amendment, is hereinafter referred to as the "Indenture".
                                                         ---------

     Owner desires to transfer 100% of the Equity Interest to Merkert American Corporation ("MAC") in connection with the acquisition (the "Acquisition") of
              ---                                            -----------
Owner by MAC and MAC shall guaranty Owner's obligations under the Indenture.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereby agree as follows:

     1.   Indenture Amendments. Owner and Lender hereby agree that the Original
          --------------------
Indenture is hereby amended as follows:

          (1) Article I is hereby amended by adding the following definitions immediately before the definition of "Hazardous Substance":
                                      -------------------

               "Guarantor" shall mean Merkert American Corporation, a Delaware
                ---------
          corporation, together with its permitted successors and assigns by merger, consolidation or acquisition of its assets substantially as an entirety.

               "Guaranty" shall mean that certain Guaranty, dated as of December
                --------
          18, 1998, made by Guarantor for the benefit of Lender.

          (2) Clause (Y) of Section 2.11 is hereby deleted in its entirety and the following substituted therefor:

               (Y) a duly authorized undertaking of each of (i) Owner in form and substance reasonably satisfactory to Lender, to the effect that Owner will remain obligated hereunder and under the other Loan Documents to the same extent as if such grant or release had not been made and (ii) Guarantor stating that the Guarantor will remain obligated under the Guaranty in accordance with its terms.

          (3) Section 4.1 is hereby amended by (i) deleting the period at the end of subparagraph (k) thereof and inserting in its place a semi-colon and (ii) adding the following after such subparagraph:

               (1) if Guarantor shall dissolve or otherwise fail to maintain its legal existence (except as permitted by Section 10 of the Guaranty); or fail to comply with the provisions of Section 10 of the Guaranty;

               (m) if any representation or warranty made in the Guaranty or any other document, report, certificate, financial statement or other instrument, agreement or document furnished by Guarantor in connection with the Guaranty executed and delivered by Guarantor shall be false or misleading in any material respect, as of the date such representation or warranty was made, in a manner which is material and adverse to Lender, as determined by Lender in its reasonable discretion;


               (n) if Guarantor (or any entity with whom Guarantor's assets would ordinarily be consolidated in such proceeding), files or consents to the filing of, or commences or consents to the commencement of, any Bankruptcy Proceeding with respect to Guarantor or such entity, or if Guarantor shall make an assignment for the benefit of its creditors or shall admit in writing the inability to pay its debts generally as they become due;

               (o) if any Bankruptcy Proceeding shall have been filed against Guarantor (or any entity with whom Guarantor's assets would ordinarily be consolidated in such proceeding), and the same is not withdrawn, dismissed, canceled or terminated within ninety (90) days after the date of such filing;

               (p) if a receiver, liquidator or trustee shall be appointed for Guarantor or if Guarantor shall be adjudicated bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Guarantor, if any, or if any proceeding for the dissolution or liquidation of Guarantor, if any, shall be instituted and any of the foregoing is not withdrawn, dismissed, canceled or terminated within ninety (90) days after the date of such filing, adjudication, order or appointment;

               (q) if default by Guarantor shall be made in the due observance or performance of any covenant or agreement contained in the Guaranty or any other document, report, certificate, financial statement or other instrument, agreement or document delivered by Guarantor pursuant to the Guaranty in each case after taking into account any grace period contained therein;

               (r) if Owner shall fail to (i) pay or cause to be paid in full on or before December 18, 1998 to the Internal Revenue Service (the
               "IRS") and the Massachusetts Department of Revenue (the "DOR")
                ---                                                     ---
               the outstanding tax liability of Owner for tax years 1992, 1993 and 1994 equal to $15,349,244 pursuant to its settlement agreement with the IRS, (ii) escrow or cause to be escrowed $1,700,000 on or before December 18, 1998, such funds to be released for the payment to the IRS and DOR of outstanding tax lability owed by Owner for, tax years 1995, 1996 and 1997, and
               (iii) cause the release on or before December 18, 1998 of related tax liens, if any; or

               (s) if any representation or warranty made in any amendment hereto or in any report, certificate, financial statement or other instrument, agreement or document furnished by Owner in connection with such amendment, shall be false or misleading in any material respect as of the date such representation or warranty was made in a manner which is material and adverse to Lender as determined by Lender in its reasonable discretion.

          (4) Section 4.2 is hereby amended by adding the following subparagraph after subparagraph (h) thereof:
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                                       4

               (i) In addition to any rights and remedies of Lender contained in this Section 4.2, Lender may pursue any other rights and remedies under the Guaranty permitted by law or equity.

     2.   No Other Amendments. Except as expressly amended by this First
          -------------------
Amendment, the Original Indenture shall continue in full force and effect and is confirmed and ratified hereby.

     3.   Representations and Warranties; Confirmation.
          --------------------------------------------

          (1) The representations, warranties, covenants and certifications of Owner contained in the Original Indenture and in the Owner's Certificate and any other certificate delivered by Owner in connection with Section 2.16 of the Indenture are true and correct in all materials respects on the date hereof as if made on the date hereof.

          (2) Owner certifies that (i) the aggregate payment of $15,349,244 to the IRS and DOR represents the full and final payment of all liabilities of Owner due and owing or delinquent to such governmental entities for tax years 1992, 1993 and 1994 and (ii) that $1,700,000 represents the reasonable estimate of Owner of tax liabilities of Owner to the IRS and the DOR for tax years 1995, 1996 and 1997.

          (3) Owner ratifies and confirms all of the obligations and duties of Owner contained in the Loan Documents to which it is a party.

     4.   Miscellaneous.
          -------------

          (1) This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which shall be deemed to be an original. Such counterparts shall constitute but one and the same agreement.

          (2) This First Amendment shall be governed by the laws of the Commonwealth of Massachusetts.

          (3) Owner shall reimburse Lender for the reasonable fees and expenses of its counsel in connection with this First Amendment.


             [The remainder of this page intentionally left blank]
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                                       5

     IN WITNESS WHEREOF, the following parties have caused this First Amendment to be duly executed as of the day and year first written above.

                              MERKERT ENTERPRISES, INC.


                              By:   /s/ Sidney D. Rogers, Jr.
                                    -------------------------
                                    Name:  Sidney D. Rogers, Jr.
                                    Title:  Clerk


                              By:   /s/ Joseph T. Casey
                                    -------------------
                                    Name:  Joseph T. Casey
                                    Title:  Chief Financial Officer


                              CORPORATE REAL ESTATE CAPITAL, LLC, a
                              Delaware limited liability company


                              By:   SECURED CRC CORP., Manager


                                    By:/s/ Michael Lesser
                                       ------------------
                                       Name:  Michael Lesser
                                       Title:  Vice President
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                                       6

                                ACKNOWLEDGMENT
                                --------------

COMMONWEALTH OF MASSACHUSETTS
Suffolk- ss

     On this 18th day of December, 1998, before me appeared   Sidney D. Rogers,
                                                            -------------------
Jr. , to me personally known, who, being by me duly sworn (or affirmed), did say
-----
that (s)he is the         Clerk             of Merkert Enterprises, Inc. and
                  -------------------------
that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and said
  Sidney D. Rogers, Jr.   acknowledged said instrument to be the free act and
-------------------------
deed of said corporation.


                              /s/ Tricia J. Walker
                              ------------------------------
                              Name:  Tricia J. Walker
                              Title:
                              Commission Expires On:  June 25, 2004


                                ACKNOWLEDGMENT
                                --------------

COMMONWEALTH OF MASSACHUSETTS
Suffolk, ss

     On this 18th day of December, 1998, before me appeared   Joseph T. Casey  ,
                                                            -------------------
to me personally known, who, being by me duly sworn (or affirmed), did say that
(s)he is the  Chief Financial Officer of Merkert Enterprises,'Inc. and that the
             ------------------------
seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and said
  Joseph T. Casey   acknowledged said instrument to be the free act and deed
-------------------
of said corporation.

                              /s/ Tricia J. Walker
                              ------------------------------
                              Name:  Tricia J. Walker
                              Title:
                              Commission Expires On:  June 25, 2004
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                                       7

                                ACKNOWLEDGMENT
                                --------------

STATE OF California
COUNTY OF Los Angeles

     On this 17th day of December, 1998, before me appeared   Michael Lesser  ,
                                                            ------------------
of Secured CRC Corp., Manager of Corporate Real Estate Capital, LLC, a Delaware limited liability company, to me personally known, who, being by me duly sworn
(or affirmed), did say that (s)he is the      Vice President        of Secured
                                         --------------------------
CRC Corp. and acknowledged the execution of the foregoing instrument to be
his/her free act and deed as the     Vice President        of Secured CRC Corp.,
                                --------------------------
Manager of Corporate Real Estate Capital, LLC and acknowledged the execution of the foregoing instrument to be the free act and deed of Corporate Real Estate Capital, LLC.

(SEAL)                        /s/ Carol Zaiger
                              -----------------------------
                              Name:  Carol Zaiger
                              Title:  Notary Public
                              Commission expires  2-4-00